                                                                   EXHIBIT 10.12


                       FIRST AMENDMENT TO LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") dated as of the 31st day of May, 1996, by and among TCG NEW YORK, INC., a Delaware corporation (the "Borrower"), the financial institutions party hereto as Banks (the "Banks"), TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Administrative Agent"), and CHEMICAL BANK, as Documentation Agent (the "Documentation Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Teleport Communications Group Inc., a Delaware corporation ("Teleport"), the Administrative Agent, the Documentation Agent and the Banks are parties to that certain Loan Agreement, dated as of May 22, 1995, as assigned to and assumed by the Borrower pursuant to the Assumption Agreement dated as of December 19, 1995 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"); and

     WHEREAS, Teleport, the beneficial and record owner of all of the issued and outstanding shares of capital stock of the Borrower, is considering a public offering of debt instruments and shares of its capital stock (the "Offerings"), and in connection therewith, among other things, all but $26,000,000 in principal amount of the Parental Debt (as defined in the Loan Agreement) will be contributed to Teleport as equity and cancelled; and

     WHEREAS, the Borrower has requested that the Administrative Agent, the Documentation Agent and the Banks amend certain provisions of the Loan Agreement to, among other things, permit the transactions contemplated by the Offerings; and

     WHEREAS, the Borrower has also requested that the Administrative Agent, the Documentation Agent and the Banks consent to the transfer of the Parental Debt (as defined in the Loan Agreement) by certain Shareholders (as defined in the Loan Agreement) to Affiliates of such Shareholders; and

     WHEREAS, the Administrative Agent, the Documentation Agent and the Banks are willing to consent to such amendments and such other matters as set forth herein on the terms and conditions contained herein in return, in part, for the payment of the Amendment Fee (as defined herein);

     NOW THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and hereby further agree as follows:

     1.   Amendments to Section 1.1.
          -------------------------

     (a)  Section 1.1 of the Loan Agreement, Defined Terms, is hereby amended by
                                             -------------
deleting in their entirety the definitions of "Assumption Agreement", "Borrower", "Change of Control", "Fixed Charge Coverage Ratio", "Net Income", "Operating Cash Flow", "Permitted Asset Sales", "Permitted Liens", "Restricted Subsidiaries", "Security Documents", "Total Cash Interest Expense", "Total Debt", and "Unrestricted Subsidiaries", and substituting in lieu thereof the following new definitions in the appropriate alphabetical order:

          "'Assumption Agreement' shall mean that certain Assumption Agreement
            --------------------
     dated as of December 19, 1995 among the Borrower, TCGI, the Administrative Agent and the Banks."

          "'Borrower' shall mean TCG New York, Inc., a Delaware corporation."
            --------

          "'Change of Control' shall mean, as applied to the Borrower, any
            -----------------
     change in the ownership of the stock of the Borrower that results in less than fifty and one-tenth of one percent (50.1%) of all voting rights (after giving effect to any shareholder's agreement or voting trust agreements and assuming that the voting rights applicable to any stock subject to any Lien are held by the holder of such Lien other than a Lien in favor of the Agents and the Banks) with respect to the Capital Stock of the Borrower (including, without limitation, warrants, options, conversion rights, voting rights and calls or claims of any character with respect thereto, to the extent exercisable prior to repayment in full of the Obligations) being owned directly or indirectly by (a) any one or more of the Shareholders,
     (b) any of the Shareholders and Sprint or (c) a Person owned by Sprint and any one or more of the Shareholders."

          "'Fixed Charge Coverage Ratio' shall mean, for every four (4) calendar
            ---------------------------
     quarter period, the ratio of (a) the sum of (i) Annualized Operating Cash Flow as of the last day of such period, (ii) the arithmetic average of the daily unborrowed portion of the Commitment available for borrowing during such period (after giving effect to the permitted Leverage Ratio), and
     (iii) (A) the arithmetic average of the daily cash on hand for the Borrower and the Restricted Subsidiaries, for such period less (B) the lesser of (1)
                                                      ----
     $1,000,000 and (2) the amount in clause (A) hereof; to (b) the sum of (i) Total Cash Interest Expense during such period, (ii) Scheduled Principal Payments during such period, (iii) all scheduled payments by the Restricted Subsidiaries and the Borrower, of principal on Indebtedness for Money Borrowed (other than the Loans) for such period, (iv) (A) aggregate Capital Expenditures made by the Borrower and the Restricted Subsidiaries, during such period (other than from the proceeds of casualty insurance) less (B) all cash payments of capital contributions made directly or indirectly by the shareholders of TCGI to the Borrower and the Restricted Subsidiaries, during such period, and (v) the amount of all Restricted Payments made pursuant to Section 7.7 hereof during such period."

          "'Net Income' shall mean, for the Borrower and the Restricted
            ----------
     Subsidiaries, on a consolidated basis, for any period, net income determined in accordance with GAAP."

          "'Operating Cash Flow' shall mean as of the end of any period, on a
            -------------------
     consolidated basis, (a) Net Income of the Borrower and the Restricted Subsidiaries, for such period (after eliminating any extraordinary gains and losses and excluding any interest income of such Persons from any loans to any Affiliates of such Persons), plus (b) to the extent deducted in
                                         ----
     determining Net Income, the sum of the following for such period: (i) depreciation and amortization expense, (ii) interest with respect to Indebtedness for Money Borrowed, (iii) tax expense, and (iv) all other non-cash items."

          "'Permitted Asset Sales' shall mean (a) sales, transfers or other
            ---------------------
     dispositions of assets by the Borrower or any Restricted Subsidiary in bona fide arms' length transactions which do not generate, in any calendar year, Net Proceeds in excess of $5,000,000 in the aggregate, (b) the disposition in the ordinary course of business of assets which are no longer used or useful in the business of the Borrower or the Restricted Subsidiaries, (c) the sales, transfers or other dispositions of assets which are exchanged for, or the Net Proceeds of which are used to procure or acquire, similar assets of equal or greater value within four (4) months from receipt of such Net Proceeds by the Borrower or any Restricted Subsidiary, and (d) the transfer of assets (including cash or cash equivalents) among the Borrower and its Restricted Subsidiaries or the transfer of assets (including cash or cash equivalents but excluding the Licenses) between or among Restricted Subsidiaries so long as in each case, such assets remain assets of the Borrower or the Restricted Subsidiaries."

          "'Permitted Liens' shall mean, as applied to any Person:
            ---------------

               (a) Any Lien in favor of the Administrative Agent given to secure the Obligations;

               (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and
          (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

               (c) Liens of carriers, warehousemen, mechanics, landlords, laborers and materialmen and other statutory Liens incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor in accordance with GAAP;

               (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance or other social security obligations which are not overdue for more than ninety (90) days;

               (e) Restrictions on the transfer of, or other Liens upon, the Licenses or assets of the Borrower or its Subsidiaries imposed by Applicable Law or the Licenses;

               (f) Easements, rights-of-way, zoning restrictions and other similar encumbrances on the use of real property and minor imperfections of title which do not materially interfere with the ordinary conduct of the business of such Person or the use of such property;

               (g) Purchase money security interests to the extent such security interests secure Indebtedness permitted pursuant to Section 7.1(f)(1) hereof;

               (h) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section 7.1(f)(2) hereof and true leases of the Borrower or any of its Subsidiaries;

               (i) Liens granted to secure the performance of letters of credit, bids, tenders, contracts, leases, public or statutory obligations, surety, customs, appeal and performance bonds and other similar obligations to the extent otherwise permitted under this Agreement and not incurred in connection with Indebtedness for Money Borrowed, the obtaining of advances or the payment of the deferred purchase price of any property and which do not exceed $20,000,000 in the aggregate outstanding from time to time;

               (j) Liens of utility companies and other Persons pursuant to pole attachment agreements and restrictions on the transfer of rights under pole attachment agreements;

               (k) Liens arising as a result of any grant of indefeasible rights-of-use or rights-of-access or similar rights and grants of nominal title to assets entered into in the ordinary course of business and consistent with the Borrower's past practice."

          "'Restricted Subsidiaries' shall mean, collectively, TC New York
            -----------------------
     Holdings I, Inc., TC New York Holdings II, Inc., TC Systems, Inc., Teleport Communications New York and TCG Payphones, Inc., each of which is wholly-owned directly or indirectly by the Borrower, and shall include, without limitation, any future Subsidiaries of the foregoing, the Port Authority Maintenance Division and the 5ESS Facilities Services Division of the Borrower."

          "'Security Documents' shall mean the Assignment of Rights by Partner,
            ------------------
     the Borrower's Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Pledge Agreements, the Assignment of Intercompany Indebtedness, any other agreement or instrument providing collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto or to this Agreement, and providing the Administrative Agent, for the benefit of the Banks, with Collateral for the Obligations."

          "'Total Cash Interest Expense' shall mean, as of any calculation date,
            ---------------------------
     for the twelve (12) calendar months immediately preceding the calculation date, without duplication, (a) the sum of (i) all interest paid with respect to the Loans after giving effect to any Interest Hedge Agreements;
     (ii) the interest portion of payments with respect to Capitalized Lease Obligations and Indebtedness for Money Borrowed of the Borrower and the Restricted Subsidiaries; and (iii) the net expense incurred (A) by the Borrower with respect to Interest Hedge Agreements in respect of the Loans and (B) by any Restricted Subsidiary with respect to Interest Hedge Agreements, minus (b) the amount of cash interest received by the Borrower
                 -----
     and the Restricted Subsidiaries in respect of Indebtedness for Money

     Borrowed owed to such Persons by Affiliates of such Persons in an amount not to exceed twenty-five percent (25%) of clause (a) of this definition."

          "'Total Debt' shall mean, as of any date, the sum (without
            ----------
     duplication) of (a) the outstanding principal amount of the Loans, (b) the aggregate Capitalized Lease Obligations and Indebtedness for Money Borrowed for the Borrower and all Restricted Subsidiaries (other than Indebtedness permitted under Section 7.1(e) hereof), and (c) the aggregate Guarantees for the Borrower and all Restricted Subsidiaries."

          "'Unrestricted Subsidiaries' shall mean all Subsidiaries of TCGI other
            -------------------------
     than the Borrower and the Restricted Subsidiaries."

     (b)  Section 1.1 of the Loan Agreement, Defined Terms, is hereby further
                                             -------------
amended by deleting the following definitions in their entirety: "Borrower Equity", "Newco", "Parental Debt", "Parental Debt Subordination Agreement", "Restricted Interest," "Restricted Principal", "Significant Unrestricted Subsidiary" and "Total Consolidated Debt".

     2.   Amendment to Section 5.9.  Section 5.9 of the Loan Agreement is hereby
          ------------------------
amended by deleting the parenthetical "(other than the Parental Debt)" that appears on the fourth line thereof.

     3.   Amendment to Section 7.1.  Section 7.1 of the Loan Agreement is hereby
          ------------------------
amended by deleting Section 7.1 in its entirety and substituting in lieu thereof the following new Section 7.1 to read as follows:

          "Section 7.1  Indebtedness for Money Borrowed of the Borrower and its
                        -------------------------------------------------------
     Restricted Subsidiaries.  The Borrower shall not, and shall not permit any
     -----------------------
     of its Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness for Money Borrowed except:

               (a)  the Obligations;

               (b) operating accounts payable, accrued expenses and customer advance payments incurred in the ordinary course of business and taxes, assessments, governmental charges or similar claims;

               (c) Indebtedness secured by Permitted Liens;

               (d) Obligations under Interest Hedge Agreements in respect of the Loans;

               (e) unsecured Indebtedness of the Borrower owed to TCGI; provided, that within five (5) Business Days from the date of the
               --------  ----
               First Amendment to the Agreement, the Borrower executes and delivers to the Administrative Agent a subordination agreement with respect to such Indebtedness pursuant to which such Indebtedness is subordinated on terms and conditions satisfactory to the Majority Banks;

               (f) Indebtedness for Money Borrowed of the Restricted Subsidiaries which does not exceed $10,000,000 in the aggregate at any one time outstanding; provided such Indebtedness for Money Borrowed is (1) purchase money Indebtedness of any of the Restricted Subsidiaries that is incurred or assumed to finance part or all of (but not more than) the purchase price of a tangible asset in which neither the Borrower nor such Restricted Subsidiary had at any time prior to such purchase any interest other than a security interest or an interest as lessee under an operating lease, (2) Capitalized Lease Obligations of any of the Restricted Subsidiaries, or (3) reimbursement obligations of any of the Restricted Subsidiaries with respect to letters of credit;

               (g)  [RESERVED]

               (h)  [RESERVED]

               (i) Guaranties by the Borrower or any Restricted Subsidiary of Indebtedness of any other Restricted Subsidiary and letters of credit and performance bonds, real estate leases or trade creditors for which any Restricted Subsidiary is the obligor which do not exceed $20,000,000 in the aggregate at any time outstanding; and

               (j) loans from the Borrower to its Affiliates so long as such loans are subject to the Assignment of Intercompany Indebtedness."

     4.   Amendment to Section 7.2.  Section 7.2 of the Loan Agreement is hereby
          ------------------------
amended by deleting Section 7.2 in its entirety and substituting in lieu thereof the following new Section 7.2 to read as follows:

          "Section 7.2  Limitation on Liens.  The Borrower (to the extent any of
                        -------------------
     the following assets or properties are used in the business or operations of the Restricted Subsidiaries) shall not, and shall not permit any of the Restricted Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets (including, without limitation, transmitting or receiving equipment of any type, fiber or any other type of interconnection media, telephone switches of any type, Licenses, or any contract (whether in the name of the Borrower or otherwise) pursuant to which the Restricted Subsidiary provides local competitive access service or any other type of telecommunications service), used in the business or operations of the Restricted Subsidiaries whether now owned or hereafter acquired, except for Permitted Liens, and shall not, after the Agreement Date, undertake, covenant or agree with any other Person that it will not create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist any first priority lien by the Administrative Agent (for the benefit of the Banks) on any of such assets (other than in connection with service arrangements entered into with customers of the Borrower and the Restricted Subsidiaries in the ordinary course of business)."

     5.   Amendment to Section 7.4.  Section 7.4 of the Loan Agreement is hereby
          ------------------------
amended by deleting subsection 7.4(a) thereof in its entirety and substituting in lieu thereof the following new subsection 7.4(a) to read as follows:

          "(a)  Disposition of Assets.  The Borrower shall not, and shall not
                ---------------------
     permit any of the Restricted Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of or leased in the ordinary course of business) without the prior written consent of the Majority Banks; provided, however, that the prior written
                                    --------  -------
     consent of the Majority Banks shall not be required for Permitted Asset Sales."

     6.   Amendment to Section 7.5.  Section 7.5 of the Loan Agreement is hereby
          ------------------------
amended by deleting Section 7.5 in its entirety and substituting in lieu thereof the following new Section 7.5 to read as follows:

          "Section 7.5  Limitation on Guaranties.  The Borrower shall not, and
                        ------------------------
     shall not permit any of the Restricted Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, or (b) obligations under agreements of the Borrower or any of its Subsidiaries entered into in connection with leases of real property or the acquisition of services, supplies and equipment in the ordinary course of business of the Borrower or any of its Subsidiaries or other Affiliates, (c) Guaranties of Indebtedness incurred as permitted pursuant to Section 7.1(i) hereof, or (d) as may be contained in any

     Loan Document including, without limitation, the Subsidiary Guaranty."

     7.   Amendment to Section 7.7.  Section 7.7 of the Loan Agreement is hereby
          ------------------------
amended by deleting Section 7.7 in its entirety and substituting in lieu thereof the following new Section 7.7 to read as follows:

          "Section 7.7  Restricted Payments and Purchases.  The Borrower shall
                        ---------------------------------
     not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that so long as no Default hereunder then exists or would be caused thereby:

               (a) so long as a Restricted Subsidiary is not obligated on any Indebtedness to the Borrower or a Subsidiary of the Borrower, such Subsidiary may make distributions to (i) any partner or shareholder of such Subsidiary holding a minority position with respect to such Subsidiary, so long as such Subsidiary makes a contemporaneous pro rata distribution to the Borrower or any of the Restricted Subsidiaries or (ii) the Borrower or any of the Restricted Subsidiaries; and

               (b) after June 30, 1997, so long as the Leverage Ratio is less than 5.00 to 1.00, the Borrower may make Restricted Payments and Restricted Purchases; provided that the Borrower provides to the
                                --------
          Administrative Agent and the Banks a certificate signed by an Authorized Signatory of the Borrower demonstrating compliance with Sections 7.8, 7.9, 7.10 and 7.11 hereof both before and after giving effect to such payment and stating that there does not exist a Default or Event of Default hereunder, and; provided, further, that such
                                              --------  -------
          Restricted Payments and Restricted Purchases are not made with any portion of the Net Proceeds of any asset sale by the Borrower or any Restricted Subsidiary."

     8.   Amendment to Section 7.11.  Section 7.11 of the Loan Agreement is
          -------------------------
hereby amended by deleting such Section 7.11 in its entirety and substituting in lieu thereof the following new subsection 7.11 to read as follows:

          "Section 7.11  Limitation on Capital Expenditures of Restricted
                         ------------------------------------------------
     Subsidiaries. Prior to January 1, 1998, the Borrower shall not permit the
     ------------
     aggregate amount of Capital Expenditures made or Capitalized Lease Obligations incurred by the Borrower and its Restricted Subsidiaries, on a consolidated basis, to exceed the amounts set forth below for the periods indicated:

                                             Total Capital
                                            Expenditure and
                                            Capital Lease           Maximum
                                              Obligation       Capitalized Lease
               Period                       Dollar Amount        Obligations
               ------                       -------------        -----------
From January 1, 1995                         $60,000,000         $18,000,000
  through December 31, 1995
From January 1, 1996                         $50,000,000         $15,000,000
  through December 31, 1996
From January 1, 1997                         $50,000,000         $15,000,000
  through December 31, 1997

     Unused amounts for Capital Expenditures may be carried forward to the next calendar year (but not beyond) in an amount not to exceed the lesser of (a) one hundred percent (100%) of the unused portion, and (b) (i) $50,000,000 from the calendar year 1995, and (ii) $40,000,000 from the calendar year 1996. Such amounts may be spent in addition to the otherwise applicable limitations for such year. In addition to the foregoing amounts, the Borrower and the Restricted Subsidiaries may make Capital Expenditures from the proceeds of any insurance maintained pursuant to Section 5.5(a)(ii) hereof."

     9.   Amendment to Section 8.1.
          ------------------------

     (a) Section 8.1 of the Loan Agreement is hereby amended by deleting subsections 8.1(f), 8.1(g), 8.1(h) and 8.1(j) thereof in their entirety and substituting in lieu thereof the following new subsections 8.1(f), 8.1(g), 8.1(h) and 8.1(j) to read as follows:

          "(f) There shall be entered and remain unstayed a decree or order for relief in respect of the Borrower or any of the Restricted Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any of the Restricted Subsidiaries, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Borrower, or any of the Restricted Subsidiaries; or an involuntary petition shall be filed against the Borrower or any of the Restricted Subsidiaries, and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) any such petition and stay shall continue undismissed for a period of sixty (60) consecutive days;

          (g) The Borrower or any of the Restricted Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Borrower or any of the Restricted Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any of the Restricted Subsidiaries or of any substantial part of their respective properties, or the Borrower or any of the Restricted Subsidiaries shall fail generally to pay their respective debts as they become due or shall be adjudicated insolvent; the Borrower shall suspend or discontinue its business; the Borrower or any of the Restricted Subsidiaries shall have concealed, removed any of its property with the intent to hinder or defraud its creditors or shall have made a fraudulent or preferential transfer under any applicable fraudulent conveyance or bankruptcy law, or the Borrower or any of the Restricted Subsidiaries shall take any action in furtherance of any such action;

          (h) A judgment not covered by insurance (subject to applicable deductibles) shall be entered by any court against the Borrower or any of the Restricted Subsidiaries for the payment of money which exceeds singly or in the aggregate with other such judgments, $5,000,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of the Restricted Subsidiaries which, together with all other such property of the Borrower or any of the Restricted Subsidiaries subject to other such process, exceeds in value $5,000,000 in the aggregate, if, in any such case, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged or removed to bond;

          (j) There shall occur (i) any acceleration of the maturity of any Indebtedness for Money Borrowed of the Borrower or any of the Restricted Subsidiaries in an aggregate principal amount exceeding $5,000,000; (ii) any event which would permit (A) such acceleration or (B) the holder of such Indebtedness for Money Borrowed to require the purchase or redemption of such Indebtedness for Money Borrowed and which event has not been cured within any applicable cure period or waived in writing prior to any declaration of an Event of Default or acceleration of the Loans hereunder; or (iii) any material default under any Interest Hedge Agreements which would permit the obligation of the Borrower or any of the Restricted Subsidiaries to make payments to the counterparties thereunder in an amount exceeding $5,000,000 in aggregate to be then due and payable;"

     (b) Section 8.1 of the Loan Agreement is hereby further amended by (i) adding the word "or" immediately following the semicolon at the end of subsection 8.1(o); (ii) deleting subsections 8.1(p) and 8.1(q) thereof in their entirety; and (iii) adding the following new subsection (p) in lieu thereof:

          "(p) There shall occur any default in payment of any sums due under any Indebtedness for Money Borrowed of TCGI in excess of $50,000,000, or the holders of such Indebtedness for Money Borrowed shall elect to accelerate (or otherwise demand payment in full) the obligations thereunder;"

     10.  Amendment to Section 11.20.  Section 11.20 of the Loan Agreement is
          --------------------------
hereby deleted in its entirety.

     11.  Parental Debt.  Notwithstanding Section 11 of the Parental Debt
          -------------
Subordination Agreement or any provision of the Loan Agreement or any other Loan Document which may be construed to the contrary, the Administrative Agent, the Documentation Agent and the Banks hereby consent to the transfer or assignment of all or any part of the Parental Debt held by any Shareholder to any wholly-owned Subsidiary of such Shareholder and to the subsequent assignment of all or any part of the Parental Debt to TCG Partners, a New York general partnership in which the Shareholders directly or indirectly own all the partnership interests; provided, however, that prior to or contemporaneously with the effectiveness of
- - --------  -------
any such transfer or assignment, the transferor shall obtain the acknowledgement of any transferee or assignee, that such Parental Debt remains subject to the terms and conditions of the Parental Debt Subordination Agreement. Upon the later to occur of (a) the effective date of this Amendment and (b) the effective date of the contribution of the Parental Debt to Teleport as equity (or any other cancellation or termination of the Parental Debt), other than up to $26,000,000 of the Parental Debt to be retained by TCI, the Parental Debt Subordination Agreement shall automatically, and without further action on the part of any party thereto, be terminated and of no further force and effect.

     12.  No Other Amendment or Waiver.  Notwithstanding the agreement of the
          ----------------------------
Administrative Agent, the Documentation Agent, and the Banks to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or a course of dealing at variance with the terms of the Loan Agreement (other than as expressly set forth above) so as to require further notice by the Administrative Agent, the Documentation Agent or the Banks, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

     13.  Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants in favor of the Administrative Agent, the Documentation Agent and each Bank, as follows:

          (i) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

          (ii) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (iii) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications:
(i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

          (iv) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or the by-laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower is party or by which the Borrower's assets or properties are or may be bound.

     14.  Effectiveness of Amendment.  This Amendment shall be effective upon
          --------------------------
receipt by the Administrative Agent of the Amendment Fee and of counterparts of this Amendment executed by the Borrower and the Majority Banks.

     15.  Fees.  The Borrower shall pay to the Administrative Agent for the
          ----
account of the Banks an amendment fee (the "Amendment Fee") by wire transfer of immediately available funds in an amount equal to the product of (i) each Bank's pro rata portion of the Commitment as of the day immediately prior to the effective date of this Amendment, multiplied by (ii) one-tenth of one percent (.10%).

     16.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

     17.  Loan Documents.  Each reference in the Loan Agreement or any other
          --------------
Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby or as the same may hereafter be amended.

     18.  Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York, without giving effect to any conflict of laws principles.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.


BORROWER:                     TCG NEW YORK, INC., a Delaware corporation

                              By:     /s/ Wayne G. Fox
                                   -------------------------------------------
                              Its:    Vice President and Treasurer
                                   -------------------------------------------


ADMINISTRATIVE AGENT:         TORONTO DOMINION (TEXAS), INC.


                              By:     /s/ Sophia D. Sgarbi
                                   -------------------------------------------

                              Its:    Vice President
                                   -------------------------------------------


DOCUMENTATION AGENT:          CHEMICAL BANK


                              By:     /s/ Ann B. Kern
                                   -------------------------------------------

                              Its:    Vice President
                                   -------------------------------------------


BANKS:                        THE TORONTO-DOMINION BANK


                              By:     /s/ Sophia D. Sgarbi
                                   -------------------------------------------

                              Its:    Manager, Syndications and Credit
                                       Administration
                                   -------------------------------------------


                              CHEMICAL BANK


                              By:     Ann B. Kern
                                   -------------------------------------------

                              Its:    Vice President
                                   -------------------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:     /s/ Fred L. Thorne
                                   -------------------------------------------

                              Its:    Vice President
                                   -------------------------------------------


                              THE BANK OF NOVA SCOTIA


                              By:     /s/ Margot C. Bright
                                   -------------------------------------------

                              Its:    Authorized Signatory
                                   -------------------------------------------


                              BARCLAYS BANK PLC


                              By:     /s/ Craig J. Lewis
                                   -------------------------------------------

                              Its:    Associate Director
                                   -------------------------------------------


                              CIBC INC.


                              By:     /s/ S. Strek
                                   -------------------------------------------

                              Its:    Director
                                   -------------------------------------------


                              CITIBANK, N.A.


                              By:     /s/ Eric Huttner
                                   -------------------------------------------

                              Its:    Attorney-in-Fact
                                   -------------------------------------------


                              CORESTATES BANK, N.A.


                              By:     /s/ Philip D. Harrison
                                   -------------------------------------------

                              Its:    Assistant Vice President
                                   -------------------------------------------

                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                              By:     /s/ Mark D. Thorsheim
                                   -------------------------------------------

                              Its:    Authorized Signatory
                                   -------------------------------------------


                              LTCB TRUST COMPANY


                              By:     /s/ John A. Krob
                                   -------------------------------------------

                              Its:    Senior Vice President
                                   -------------------------------------------


                              MELLON BANK, N.A.


                              By:     /s/ Dave Crawford
                                   -------------------------------------------

                              Its:    Vice President
                                   -------------------------------------------


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                              By:     /s/ R. Blake Witherington
                                   -------------------------------------------

                              Its:    Vice President
                                   -------------------------------------------


                              NATIONSBANK OF TEXAS, N.A.


                              By:
                                   -------------------------------------------

                              Its:
                                   -------------------------------------------


                              PNC BANK, NATIONAL ASSOCIATION


                              By:     /s/ Kelley L. Claypool
                                   -------------------------------------------

                              Its:    Banking Officer
                                   -------------------------------------------

                              ROYAL BANK OF CANADA


                              By:     /s/ Thomas M. Byrne
                                   -------------------------------------------

                              Its:    Manager
                                   -------------------------------------------


                              FLEET NATIONAL BANK, f/k/a Shawmut Bank
                              Connecticut, N.A.


                              By:     /s/ Christine Campanelli
                                   -------------------------------------------

                              Its:    Officer
                                   -------------------------------------------


                              SOCIETE GENERALE


                              By:     /s/ John Sadik-Kahan
                                   -------------------------------------------

                              Its:    Vice President
                                   -------------------------------------------